Impax Funds Series Trust I and III

Supplement Dated September 29, 2025

to the Prospectus and Statement of Additional information,

each dated May 1, 2025

Effective October 1, 2025, the Prospectus and Statement of Additional Information are amended, as follows:

Prospectus

All references to Lipper indices, including accompanying performance information, footnotes and related descriptions are deleted in their entirety.

Pages 10 and 102

The third full paragraph under Principal Investment Strategies is deleted in its entirety.

Under Portfolio Managers, the table of Portfolio Managers is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
David Winborne	2018	Portfolio Manager
Siddharth Jha	2020	Portfolio Manager
Luciano Lilloy	2025	Portfolio Manager

The description of Hubert Aarts under Portfolio Managers is deleted in its entirety.

The following is added under the section entitled Portfolio Managers:

Luciano Lilloy is a Portfolio Manager of the Global Environmental Markets Fund and a Portfolio Manager of the Impax US Environmental Leaders strategy. Mr. Lilloy joined Impax Asset Management Ltd. in 2017 and specializes in the Digital Infrastructure and New Energy sectors, as well as the Information Technology and Industrials sectors. Prior to joining Impax Asset Management Ltd., he worked at Naked Energy where he helped develop high-energy-density solar PVT panels. Mr. Lilloy studied physics at Universidad de Granada in Spain and undertook research in astrophysics at Tohoku University in Japan. Mr. Lilloy earned a master’s degree in Climate Change, Management and Finance from Imperial College London. Mr. Lilloy is a CFA® Charterholder.

Under Redeeming Online, the following is inserted as a second sentence, immediately following the first sentence:

“This limit may be waived at the discretion of the Adviser.”

Pages 210 – 211

Under Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information at Appendix A, the section under J.P. Morgan Securities LLC is deleted in its entirety and replaced with the following:

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Under Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information at Appendix A, the following is added:

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•	Shares purchased through a rollover from another 529 plan.
•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•	Gift of shares will not be considered when determining breakpoint discounts.

Statement of Additional Information

All references to Lipper indices are deleted in their entirety.

The table listing Portfolio Managers for the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund, will be replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Siddharth Jha	0	$ 0	0	$ 0	0	$ 0
David Winborne	0	$ 0	0	$ 0	0	$ 0
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Amber Fairbanks	0	$ 0	0	$ 0	0	$ 0
Charles French	0	$ 0	0	$ 0	0	$ 0
Luciano Lilloy[1]	0	$ 0	0	$ 0	0	$ 0

The section entitled Portfolio Managers – Ownership of Securities is replaced in its entirety with the following:

Unless otherwise stated, as of December 31, 2024 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Joseph Cordi was $10,001- $50,0002; and by Amber Fairbanks was $0; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001- $500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $10,001-$50,000; (iv) the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Harry Boyle was $0; and by Justin Winter was $0; (v) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $50,001-$100,000; (vi) the dollar value of shares of the Global Women’s Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $50,001-$100,000; (vii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Luciano Lilloy was $01; by Siddharth Jha was $10,001-$50,000; and by David Winborne was $0; (viii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; and by Ross Pamphilon was $03; (x) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001- $1,000,000; (xi) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0; (xii) the dollar value of shares of the Global Social Leaders Fund owned beneficially by Amber Fairbanks was $0; and by Charles French was $0.

1 Information for Mr. Lilloy is provided as of August 31, 2025.

2 Information for Mr. Cordi is provided as of March 14, 2025.

3 Information for Mr. Pamphilon is provided as of August 31, 2025.